Share-Based Compensation - Summary of Performance-Based RSU (Detail) - 2018 performance shares [member] - EUR (€)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Disclosure of Input of Model Used for Performance-Based RSU [Line Items]
Fair value at grant date (in euros)	€ 15.31	€ 11.52
Share price at grant date (in euros)	€ 10.27	€ 7.50
Dividend yield	0.00%	0.00%
Expected volatility	75.00%	75.00%
Risk-free interest rate (US government bond yield)	2.60%	1.51%
Model used	Monte Carlo	Monte Carlo